SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, D.C.  20549

                   ______________________________

                             FORM 8-K/A

                           CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d)
               OF THE SECURITIES EXCHANGE ACT OF 1934

                ____________________________________



Date of report (Date of earliest event reported): December
12, 1997


                     CRYOMEDICAL SCIENCES, INC.
         (Exact Name of Registrant as Specified in Charter)



       Delaware                                    0-18170
                 94-3076866
(State or Other Juris-                     (Commission File
No.)             (IRS Employer
diction of Incorporation)
                  Identification No.)


1300 Piccard Drive, Suit 102, Rockville, MD
        20850
(Address of Principal Executive Offices)
    (Zip Code)


Registrant's telephone number, including area code:
(301) 417-7070


                                                                N/A
          (Former Name or Former Address, if Changed Since
Last Report.)
        Item 7 of the Current Report on Form 8-K of
Cryomedical Sciences, Inc. dated December 19, 1997 is hereby amended and restated as follows:


ITEM 7.          Financial Statements, Pro Forma
Financial Information and Exhibits

                 (c)      Exhibits

                          (1)  Letter from Deloitte & Touche
LLP dated December 22, 1997.

                             Signatures:

        Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





CRYOMEDICAL SCIENCES, INC.



By:/s/ Richard Reinhart
    Richard Reinhart
    President and Chief Executive Officer

Date:   December 29, 1997

                 [Deloitte & Touche LLP Letterhead]




December 22, 1997


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, NW
Washington, DC 20549


Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Cryomedical Sciences, Inc. dated
December 19, 1997.


Yours truly,


/s/ Deloitte & Touche LLP